UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2015 (November 15, 2015)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2012, HPIL Holding (“HPIL”) entered into a Quota Purchase Agreement (“Purchase Agreement”) with Daniel Haesler (“Haesler”), pursuant to which HPIL acquired from Haesler thirty-two (32) quotas of Haesler Real Estate Management (“HREM”), a real estate management company, representing thirty-two (32%) of the outstanding ownership in HREM, in exchange for three hundred fifty thousand (350,000) shares of common stock of HPIL.

On September 17, 2015, HPIL and Haesler entered into an Amendment Agreement (“First Amendment Agreement”), pursuant to which HPIL returned to Haesler sixteen (16) quotas of HREM, representing sixteen percent (16%) of the outstanding ownership in HREM.  In exchange for the sixteen (16) quotas of HREM, Haesler returned to HPIL one hundred seventy-five thousand (175,000) shares of common stock of HPIL.  As a result of the closing of the First Amendment Agreement, HPIL’s ownership in HREM was reduced from thirty-two percent (32%) of the outstanding ownership of HREM to sixteen percent (16%) of the outstanding ownership of HREM.

On November 15, 2015, HPIL and Haesler entered into a Second Amendment Agreement (“Second Amendment Agreement”), pursuant to which HPIL agreed to return to Haesler the remaining sixteen (16) quotas of HREM held by HPIL, representing sixteen percent (16%) of the outstanding ownership in HREM.  In exchange for the sixteen (16) quotas of HREM, Haesler agreed to return to HPIL one hundred seventy-five thousand (175,000) shares of common stock of HPIL.  At the time of the Second Amendment Agreement, the value of the shares of common stock of HPIL is $183,750 based on the trading price of HPIL common stock on November 13, 2015 (the last trading day before the parties entered into the Second Amendment Agreement).  The parties intend to close the Second Amendment Agreement on or before December 6, 2015, by which time the quotas will be returned to Haesler and the common stock of HPIL will be returned to the treasury of HPIL.  As a result of the closing of the Second Amendment Agreement, HPIL’s ownership in HREM will be reduced from sixteen percent (16%) of the outstanding ownership of HREM to zero percent (0%) of the outstanding ownership of HREM.

The preceding descriptions of the Purchase Agreement, the First Amendment Agreement, and the Second Amendment Agreement are incomplete and qualified in their entirety by reference to the complete text of the Purchase Agreement, the First Amendment Agreement, and the Second Amendment Agreement, respectively.  The Purchase Agreement was attached as an Exhibit to the Current Report of HPIL filed November 1, 2012.  The First Amendment Agreement was attached as an Exhibit to the Current Report of HPIL filed September 22, 2015.  The Second Amendment Agreement is attached as an Exhibit to this Current Report of HPIL.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

Exhibit           Description

10.1                 Second Amendment Agreement by and between HPIL Holding and Daniel Haesler dated November 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: November 18, 2015	By: /S/ Nitin Amersey Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary